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Ernst & Young LLP letterhead



The Board of Directors
American Equity Investment Life Insurance Company

We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our report dated April 8, 1998 with respect to American Equity Investment Life Insurance Company, in the Registration Statement under the Securities Act of 1933 (Form N-4 No. 333-46593) and related Prospectus of American Equity Investment Life Annuity Account.

Sincerely,

/s/ Ernst & Young LLP

Des Moines, Iowa
June 9, 1998